Exhibit 99.1

Colors I Like (in this presentation) CBIZ Century Business Services, Inc. Steven L. Gerard, Chairman and CEO Ware H. Grove, CFO Business Review June 11 - 12, 2003

What is CBIZ? Century Business Services, Inc. (CBIZ) is a leading provider of outsourced professional business services focused primarily on the small and mid-sized market in the United States. CBIZ: more than 70,000 clients approximately 5,000 employees 59 reporting business units 17 consolidated offices

What is CBIZ? Core service areas include: accounting, tax, & advisory group insurance Section 125 administration COBRA administration life insurance property and casualty insurance payroll IT consulting HR consulting and outsourcing

What is CBIZ? Complemented by national practice areas including: valuation medical practice management M&A and capital advisory wealth management government relations document management nationwide technology support

Major Metropolitan Markets Atlanta Baltimore/Washington D.C. Chicago Cleveland Denver Kansas City Los Angeles New York Philadelphia San Jose/Bay Area St. Louis Core operations in 28 states serving small and mid-sized businesses in virtually every industry.

Corporate Accounting, Tax & Advisory East Midwest Great Lakes West Benefits & Insurance Retail: East Central West ______ National Services Organization National Practices Valuation Payroll Technology Med Practice Mg't Property Tax M&A Healthcare Consulting

Market Facts Percentage of employees working for small businesses (<500 employees) in the U.S. = 99.7% Rate at which U.S. demand for outsourcing services is expected to grow over the next five years1= 22% Number of employees enrolling for benefits online2 = doubled since 1999 Rate at which U.S. demand for management consulting services expected to grow between 2000 and 20053 = 12.3% Rate at which U.S. demand for accounting, tax, and bookkeeping is expected to grow between 2000 and 20054 = 8.6% 1Gartner Group; 2Hewitt Associates; 3U.S. Industry and Trade Outlook, 2000;4Service Industries USA, 2000

CBIZ is the largest benefits specialist in the United States1 CBIZ is the 9th largest accounting company in the United States2 CBIZ is the 13th largest broker of business insurance in the United States1 CBIZ is one of the top 10 valuation companies in the United States CBIZ is one of the top five medical practice management companies in the United States 1 Business Insurance, July 22, 2002 2 Accounting Today, March 17, 2003 Competitive Standing

CBIZ Model On a regional basis, provide middle-market clients with a wide array of infrastructure/support functions through a well- established base of "trusted advisors" (generally CPA and/or insurance firms) Utilize local CBIZ resource base to cross-serve additional services to existing clients: CORE PRODUCT/SERVICE LINES Leverage unique national presence, which is unmatched by regional, specialized competitors: SUPPLEMENTAL PRODUCT/SERVICE LINES

Competitive Advantages Strong regional provider with a broad scope of service offerings focused on the small and middle market Vast base of expertise in a range of specialty areas (produce and industry) serves as a supplemental resource for CBIZ advisors One contact for multiple outsourced services Payroll platform is portal for multiple services

History Founded in 1996 1997 - 1999: made approx. 145 acquisitions 2000 - 2002: Strengthened infrastructure tied compensation to cross-serving initiated TRACS cross-serving tracking and assistance system divested > 30non-core operations Achieved stability: resolved outstanding litigation lowered debt from $159M to $17.5M (YE00 vs. YE02) lowered operating expenses Began integration of business through: office consolidations management reorganization coordinated national marketing and branding

Current Initiatives Continue to work on CBIZ model by: implementing CNECT system - consolidation of customer data in place by year-end 2003 strengthening wealth management expanding payroll operations consolidating Kansas City operations acquiring operations that fill out core service offerings two benefits operations (~ $6.5MM 2002 revenue) one accounting, tax & advisory operation (~$1.8MM 2002 revenue) Initiating investor relations program

Contributions by Practice Group

Sources of Revenue Growth - Long-Term Contributing factors: Long-Term Annual Target Internal organic growth 3% - 6% Cross-serving existing clients 3% - 6% Targeted acquisitions 3% - 6%

Internal Organic Growth Market Opportunities Sarbanes-Oxley Conflicts: Internal audit outsourcing - Section 404 Valuation services Human resources outsourcing Management consulting/other services Building an integrated employee benefits platform Enables web-based employee benefits management Enables outsourced HR management National expansion of Mayer Hoffman McCann P.C. Generally underserved market

Branding Campaign Naming consistency Marketing collateral (brochures, etc.) Sales collateral (proposals, etc.) Advertising (print/radio) Direct mail E-marketing (PowerPoint, e-mail, web, e-brochure)

Cross-serving Progress 2002 Results - $6.6 M (excluding M&A transaction) Expectations for 2003 - $7.6M - 15% growth in cross-serving Compensation tied to cross-serving revenue

Primary markets (14 cities): accounted for 53% of CBIZ revenue in 2002 accounted for 88% of 2002 cross-serving revenue generated 2% of revenue from cross-serving in 2002 CBIZ Primary Markets

Acquisition Strategy Targeted opportunities: - select markets where there is already a CBIZ presence - strengthen existing service offerings - focus on benefits, insurance, wealth management, and payroll Full integration into CBIZ infrastructure - a requirement Transaction size: - $2M - $10M in revenue - targeting 3-5 transactions per year - three acquisitions since October 2002 with ~$8.2MM in revenue

Colors I Like (in this presentation) Financial Review

Financial Highlights 2001 2001 2002 2002 2002 2003e* Revenue Revenue $517 $517 $504 $504 $504 $520.6 Operating expenses Operating expenses 448 448 446 446 446 459.2 Corporate G&A Corporate G&A 19.8 19.8 19.7 19.7 19.7 19.8 Depreciation & amortization Depreciation & amortization 40.6 40.6 20.7 20.7 20.7 16.9 Pre-tax income Pre-tax income (1.0) (1.0) 15.7 15.7 15.7 27.1 Net income before discontinued operations Net income before discontinued operations (13.2) (13.2) 7.6 7.6 7.6 15.6 *Estimate by First Analysis Income Statement Highlights (continuing operations - $ in millions)

Financial Highlights Income Statement Highlights Impact of divestitures on revenue in 2002 = $24.1M Impact of FAS 142: $80M charge in 2002 (after-tax) Same-unit revenue growth: 2001 = -1.9% 2002 = +2.3%

First-Quarter Results - Summary ($ in millions) Q1-03 Q1-02 Revenue 146.3 142.2 Operating Expense 118.1 115.4 G & A Expense 5.3 4.9 D & A Expense 4.3 4.9 Operating Income 18.7 17.1 Net Income 10.3 10.1 Bank Debt 17.0 50.0

3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 East 147 117 100 90 68 55 50 33 25 17.5 17 West North ($ in millions) Line of Credit Balance *At June 6, 2003, CBIZ paid down debt to $0.

Balance Sheet Highlights 2000 2001 2002 Q1-03 Bank Debt $117M $55M $17.5M $17.0M Debt-to-Equity 30% 15% 6.5% 5.6% Leverage Ratio 3.1x 1.1x 0.5x 0.5x Receivables DSO 99 84 79 84

Improved Receivables Management

Operating Performance Targets: Gross Margin Long-term 2002 Target Accounting, Tax & Advisory 11% 15%+ Benefits & Insurance 16% 20%+ National Practices 5% 10%+ Continue to leverage corporate G&A expenses

*includes 14.8M and 5.4M shares owned by Michael DeGroote and Huizenga Investments, respectively Current Shareholder Base a First Analysis Stock Pick of the Year, 2002 a Top 10 Stock, Crain's Cleveland Business - Total Return to Shareholders, 2002 an A rated holding by Schwab Equity Rating

CBIZ Today Financially sound Consistently strong cash flow: $37.5M in debt reduction in 2002 Stable management team Strength in market niches Positioned for growth internal "organic" growth through cross-serving existing clients through acquisitions in targeted markets

Investment Considerations Established national platform Substantial investment in infrastructure and organization Long-standing large client base Broad geographic/industry/client exposure mitigates risk of downturn in any one market Significant market opportunity Positioned for margin expansion Strong balance sheet Strong and consistent cash flow